NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide NYSE Arca Tech 100 Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Supplement dated March 25, 2026
to the Prospectus dated March 2, 2026
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Bond Index Fund and Nationwide Mid Cap Market Index Fund
Effective April 1, 2026, the Prospectus is amended as follows:

1.	With respect to the Bond Index Fund, the table under the heading “Fees and Expenses” on page 2 of the Prospectus is hereby deleted and replaced with the following:
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares

Management Fees	0.18%	0.18%	0.18%	0.18%

Distribution and/or Service (12b‑1) Fees	0.25%	0.50%	None	None

Other Expenses	0.30%	0.38%	0.13%	0.38%

Total Annual Fund Operating Expenses	0.73%	1.06%	0.31%	0.56%

Fee Waiver/Expense Reimbursement(1)	(0.11)%	(0.11)%	(0.11)%	(0.11)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.62%	0.95%	0.20%	0.45%

(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.20% until at least April 1, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b‑1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

2.	With respect to the Bond Index Fund, the table under the heading “Example” beginning on page 2 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$287	$442	$611	$1,101

Class R Shares	97	326	574	1,284

Class R6 Shares	20	89	163	382

Institutional Service Class Shares	46	168	302	691

3.	With respect to the Mid Cap Market Index Fund, the table under the heading “Fees and Expenses” on page 11 of the Prospectus is hereby deleted and replaced with the following:
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares

Management Fees	0.20%	0.20%	0.20%	0.20%

Distribution and/or Service (12b‑1) Fees	0.25%	0.50%	None	None

Other Expenses	0.23%	0.33%	0.08%	0.31%

Total Annual Fund Operating Expenses	0.68%	1.03%	0.28%	0.51%

Fee Waiver/Expense Reimbursement(1)	(0.03)%	(0.03)%	(0.03)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.65%	1.00%	0.25%	0.48%

(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.25% until at least April 1, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b‑1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

4.	With respect to the Mid Cap Market Index Fund, the table under the heading “Example” on page 11 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$638	$777	$929	$1,370

Class R Shares	102	325	566	1,257

Class R6 Shares	26	87	154	353
Institutional Service Class Shares	49	161	282	638
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE